Prospectus supplement dated February 7, 2017
to the following prospectus(es):
Future Executive VUL prospectus dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective February 13, 2017, the Long-Term Care Rider will be available for election only on In Force policies.
Effective February 13, 2017, the following is added as the first sentence of the first paragraph of the Long-Term Care Rider subsection within the Policy Riders and Rider Charges section:
•	The Long-Term Care Rider is only available for election on policies that are In Force as of February 13, 2017.